UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 20, 2025

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

600 Riverpark Drive North Reading, Massachusetts 01864 (Address of Principal Executive Offices) (Zip Code)

(978) 370-2700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.125 per share	TER	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent applicable, the information set forth under Item 5.03 below is incorporated by reference as if fully set forth herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with its periodic review of the Amended and Restated By-Laws (the “By-Laws”) of Teradyne, Inc. (the “Company”), on June 20, 2025, the Board of Directors of the Company amended and restated the By-Laws effective immediately. The By-Laws amendments, among other things, include:

•

Adjusting the director nomination and shareholder proposal notice windows to be not later than 5:00 p.m. Eastern Time on the 90th day nor earlier than 5:00 p.m. Eastern Time on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting of shareholders (previously 60 and 90 days, respectively, prior to the meeting);

•	Updating procedural, notice and information requirements for shareholder nominations of directors, submission of shareholder proposals and shareholder proxy access;

•	Clarifying when a plurality voting standard applies in the event of a contested director election;

•	Clarifying the authority of the chairperson with respect to conducting annual meetings of shareholders; and

•	Making various other updates, including administrative, modernizing, clarifying and conforming changes to the By-Laws (collectively, the “By-Laws Amendments”).

The above description of the By-Laws Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01	Other Events.

As a result of the By-Laws Amendments described in Item 5.03 above, shareholders who wish to nominate a candidate for director or make a proposal at the 2026 annual meeting (other than through proxy access) must deliver a written notice (containing the information specified in the By-Laws) to the Company’s secretary at the Company’s principal executive offices no earlier than 5:00 p.m. Eastern Time on January 9, 2026 and no later than 5:00 p.m. Eastern Time on February 8, 2026. The By-Laws contain different notice date requirements in the event that the Company holds the 2026 annual meeting more than 30 days from the anniversary of the annual meeting. Proposals or nominations must include the specified information concerning the shareholder and the proposal or nominee as described in the By-Laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Teradyne, Inc., effective as of June 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2025	Teradyne, Inc.

	By:	/s/ Ryan Driscoll
	Name:	Ryan Driscoll
	Title:	Vice President, General Counsel, & Secretary